UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PC	New York Stock Exchange
8.50% Senior Notes Due 2028	PMTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2024, PennyMac Mortgage Investment Trust (the “Company”) and its wholly-owned subsidiary, PennyMac Corp., entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Indenture, dated as of April 30, 2013 (the “Base Indenture”), among PennyMac Corp., the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) (as the Base Indenture is amended or supplemented, including (i) the Second Supplemental Indenture thereto, dated as of November 7, 2019 (the “Second Supplemental Indenture”) governing PennyMac Corp.’s outstanding 5.500% Exchangeable Senior Notes due 2024 (the “2024 Exchangeable Notes”), and (ii) the Third Supplemental Indenture, dated as of March 5, 2021 (the “Third Supplemental Indenture” and, collectively with the Second Supplemental Indenture, “Existing Supplemental Indentures”) governing PennyMac Corp.’s outstanding 5.500% Exchangeable Senior Notes due 2026 (the “2026 Exchangeable Notes” and, collectively with the 2024 Exchangeable Notes, the “Exchangeable Notes”)), each of which series of Exchangeable Notes is fully and unconditionally guaranteed by the Company. Pursuant to the Fifth Supplemental Indenture, PennyMac Corp. irrevocably elected, with respect to each series of Exchangeable Notes, (i) to eliminate PennyMac Corp.’s option to elect Physical Settlement (as defined in each Existing Supplemental Indenture) on any exchange of the applicable Exchangeable Notes that occurs on or after the date of the Fifth Supplemental Indenture and (ii) that, with respect to any Combination Settlement (as defined in each Existing Supplemental Indenture) for an exchange of the applicable Exchangeable Notes, the Specified Dollar Amount (as defined in each Existing Supplemental Indenture) that will be settled in cash per $1,000 principal amount of the applicable Exchangeable Notes shall be no lower than $1,000.

The foregoing description of the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fifth Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The Base Indenture was previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2013, the Second Supplemental Indenture was previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 2019 and the Third Supplemental Indenture was previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Fifth Supplemental Indenture, dated as of June 21, 2024, among PennyMac Corp., PennyMac Mortgage Investment Trust and The Bank of New York Mellon Trust Company, N.A., to the Indenture, dated as of April 30, 2013, among PennyMac Corp., PennyMac Mortgage Investment Trust and The Bank of New York Mellon Trust Company, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: June 21, 2024	/s/ Daniel S. Perotti
	Name:	Daniel S. Perotti
	Title:	Senior Managing Director and Chief Financial Officer